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                                                                    Exhibit 24

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints James Dimon, Charles W. Scharf, Christine A. Edwards and M. Eileen Kennedy, jointly and severally, his attorney-in-fact, each with power of substitution, for him in any and all capacities to sign Registration Statements on Form S-8 relating to common stock (the "Securities") of BANK ONE CORPORATION (the "Corporation") to be offered in connection with the Corporation's Stock Performance Plan, Savings and Investment Plan, Employee Stock Purchase Plan and Director Stock Plan, as appropriate, pursuant to resolutions adopted by the Corporation's Board of Directors on April 16, 2001, and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

  Signature                                 Title
  ---------                                 -----


/s/ JOHN H. BRYAN
-----------------------------
John H. Bryan                               Director

/s/ JAMES S. CROWN
-----------------------------
James S. Crown                              Director

/s/ JAMES DIMON
-----------------------------
James Dimon                                 Director

/s/ MAUREEN A. FAY, O.P.
-----------------------------
Maureen A. Fay, O.P.                        Director

/s/ JOHN R. HALL
-----------------------------
John R. Hall                                Director

/s/ LABAN P. JACKSON, JR.
-----------------------------
Laban P. Jackson, Jr.                       Director

/s/ JOHN W. KESSLER
-----------------------------
John W. Kessler                             Director

/s/ RICHARD A. MANOOGIAN
-----------------------------
Richard A. Manoogian                        Director

/s/ WILLIAM T. MCCORMICK, JR.
-----------------------------
William T. McCormick, Jr.                   Director

/s/ HEIDI G. MILLER
-----------------------------
Heidi G. Miller.                            Director

/s/ DAVID C. NOVAK
-----------------------------
David C. Novak                              Director

/s/ JOHN W. ROGERS, JR.
-----------------------------
John W. Rogers, Jr.                         Director

/s/ FREDERICK P. STRATTON, JR.
-----------------------------
Frederick P. Stratton, Jr.                  Director
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/s/ ROBERT D. WALTER
-----------------------------
Robert D. Walter                            Director


/s/ WILLIAM J. ROBERTS
-----------------------------
William J. Roberts                          Principal Accounting Officer


/s/ CHARLES W. SCHARF
-----------------------------
Charles W. Scharf                           Principal Financial Officer



Dated: April 16, 2001